UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2020

ChinaNet Online Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-34647	20-4672080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 9 South Min Zhuang Road Haidian District, Beijing, PRC 100195
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

+86-10-60846616

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CNET	Nasdaq Capital Market

Item 8.01 Other Events.

ChinaNet Online Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K, pursuant to an order issued by the U.S. Securities and Exchange Commission (the “SEC”) dated on March 25, 2020 (Release No. 34-88465) (the “SEC Order”), providing conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the outbreak of COVID-19. By filing this Current Report on Form 8-K, the Company is relying on the SEC Order to receive an additional 45 days to file its Quarterly Report on Form 10-Q for the period ended March 31, 2020 (the “10-Q”). The 10-Q would have been due on May 15, 2020. With this extension the Company expects to file the 10-Q on or before June 29, 2020.

The Company conducts its business operations in China, primarily in two cities, Beijing and Xiaogan City, Hubei Province. Xiaogan City is located approximately 70 kilometers from WuHan, the provincial capital of Hubei Province which was the critical epicenter of the COVID-19 outbreak. In accordance with the epidemic control measures imposed by the local governments, since February 2020, the Company, along with most other business entities in Xiaogan City and Beijing remained closed after the Chinese New Year holiday (January 24-February 2, 2020) and were unable to reopen until mid-March or early-April in 2020. As a result, the Company’s accounting and other staff, who are instrumental in the daily accounting work and periodical closing (annual and quarterly) and audit/review process, had been unable to come to work during the office shutdown.

Normally, the Company commences its annual closing and audit preparation work in January, and prepares its annual report on Form 10-K and cooperates with the auditors to complete the annual audit procedures during the first fiscal quarter, in order to ensure a timely filing of its annual report on Form 10-K every year. However, the outbreak of COVID-19 in China during the first fiscal quarter of 2020 has posed a significant impact on the Company’s ability to file on a timely basis its annual report on Form 10-K for the year ended December 31, 2019 (the “10-K”), which includes, among other things, delayed audit preparation and cooperation procedures due to business shutdown until Mid-March or early-April; delayed audit confirmation response and delivery from commercial banks, suppliers and customers, resulted from business shutdown and other epidemic control measures put in place by the local government of different cities in China during the outbreak, and slow recovery of operations afterwards; and delayed on-sit audit arrangements in the Company’s operational offices, resulted from travel restriction and mandatory quarantine policies imposed by the local governments.

As of the date of this current report, the Company has not filed the 10-K with the SEC due to the fact that the Company was unable to finalize its financial results as well as the disclosure requirements of the 10-K without unreasonable expense or effort, which resulted from circumstances related to the COVID-19 outbreak described above.

As a result, the Company’s quarterly closing and the preparation of its quarterly report on Form 10-Q for the period ended March 31, 2020 was postponed accordingly, which adversely impacted the Company’s ability to file the 10-Q on a timely basis.

The Company has taken all possible measures to overcome the adverse impacts derived from the COVID-19 outbreak related to the filing of the 10-Q. To the best of the Company’s knowledge, despite the challenge of the slow recovery to normal operations under various restrictions, the Company believes that it will be able to file the 10-Q within the additional 45 days granted by the SEC Order on or before June 29, 2020.

The Company affirms the following risk factor due to the uncertainty of the COVID-19 outbreak:

We are susceptible to general economic conditions, natural catastrophic events and public health crises, and a potential downturn in advertising and marketing spending by advertisers could adversely affect our operating results in the near future.

Our business is subject to the impact of natural catastrophic events, such as earthquakes, or floods, public health crisis, such as disease outbreaks, epidemics, or pandemics in China, and all these could result in a decrease or sharp downturn of economies, including our markets and business locations in the current and future periods. The outbreak of the coronavirus (COVID-19) pandemic in China resulted in increased travel restrictions, and shutdown of businesses, which has caused slower recovery of the China economy. We may experience impact from quarantines, market downturns and changes in customer behavior related to pandemic fears and impact on our workforce if the virus continues to spread. COVID-19 affected a significant number of our workforce employed in our operations, and as a result we are experiencing a slow resumption of operations and may experience delays or the inability to delivery our service on a timely basis. In addition, one or more of our customers, partners, service providers or suppliers may experience financial distress, delayed or defaults on payment, file for bankruptcy protection, sharp diminishing of business, or suffer disruptions in their business due to the outbreak. The extent to which the COVID-19 pandemic impacts our results will depend on future developments and reactions in China, which are highly uncertain and will include emerging information concerning the severity of the COVID-19 pandemic and the actions taken by governments and private businesses to attempt to contain the coronavirus. The COVID-19 situation is likely to result in a potential material adverse impact on our business, results of operations and financial condition in the short run if it has come worse in China. Wider-spread COVID-19 in China and globally could prolong the deterioration in economic conditions and could cause decreases in or delays in advertising spending and reduce and/or negatively impact our short-term ability to grow our revenues. Any decreased collectability of accounts receivable, bankruptcy of small and medium businesses, or early termination of agreements due to deterioration in economic conditions could negatively impact our results of operations.

Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which can be identified by the use of forward-looking terminology such as "believes," "expects," "anticipates," "estimates" or similar expressions. These statements relate to future events or the Company’s future financial performance. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments of the COVID-19 outbreak and their potential effects on the Company. There can be no assurance that future developments of the COVID-19 outbreak affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2020	ChinaNet Online Holdings, Inc.

	By:	/s/ Cheng Handong
Name: Cheng Handong
Title: Chief Executive Officer